Summary Prospectus Supplement	January 30, 2019

Putnam Small Cap Value Fund
Summary Prospectus dated June 30, 2018

Effective January 31, 2019, the sub-section Portfolio manager in the section Your fund’s management is supplemented to refect that the fund’s portfolio manager is now Michael Petro.

Mr. Petro joined the fund in January 2019 and is Portfolio Manager.

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